                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 4, 2004, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-120651) and related Prospectus of TODCO for the registration of 14,950,000 shares of its Class A common stock.

                                     /s/ Ernst & Young LLP

Houston, Texas
December 11, 2004